EX-10.31


         [***Confidential Treatment Requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission]

                                 VIDO TECHNOLOGY

THIS AGREEMENT dated as and from the Effective Date
BETWEEN:

                  THE UNIVERSITY OF SASKATCHEWAN, a corporation pursuant to an Act of the Government of Saskatchewan, as represented by the Veterinary Infectious Disease organization; a division of the University of Saskatchewan which has its principal offices located at 120 Veterinary Road, on the campus of the University of Saskatchewan, (hereinafter referred to as "the Licensor")

                                                               OF THE FIRST PART
                                     -and -

                  METAMORPHIX INTERNATIONAL, INC., a corporation incorporated pursuant to the laws of the State of Delaware with its registered office located at 1450 South Rolling Road,
                  Baltimore, Maryland, United States of America, 21227, (hereinafter referred to as "the Licensee")

                                                              OF THE SECOND PART

                  WITNESSETH WHEREAS:

A. Biostar Inc. ("Biostar") and the Licensor entered into a series of license agreements culminating in a consolidated and amended Pasteurella haemolytica Vaccine and Technology , a Bovine Herpes Virus-1 and Adjuvant Technology licence agreements, all dated February 29th, 2000 (collectively referred to as the "Original Licenses");

B. The Original Licenses were partially assigned with the consent of the Licensor in accordance with and as contemplated by the asset purchase agreement between Biostar and related parties and the Licensee and related parties dated for reference June 1, 2000 (herein the "Asset Purchase Agreement") pursuant to the terms of which Asset Purchase Agreement the Licensor agreed to grant the within license to the Licensee which license effects certain agreed upon amendments to the Original Licenses partially assigned to the Licensee;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, the parties agree as follows:

                           ARTICLE I - INTERPRETATION

1.01              As  hereinafter  used  in  this  Agreement,   terms  have  the
                  following meanings:


         (a) "Adjuvant Technology" means the adjuvant technology subject of issued U.S. patent # 5,951,988 or any continuations, continuations in part, provisional applications, divisions, patents of additions, re-issues, renewals and extensions of such patents and patent applications and all non United States of America patents corresponding to any of the foregoing;

         (b) "Bovine Technology" means the bovine herpes virus -1 technology subject of those patents related thereto and listed on attached Exhibit "A" or any continuations, continuations in part, provisional applications, divisions, patents of additions, reissues, renewals and extensions of such patents and patent applications and all non United States of America patents corresponding to any of the foregoing;

         (c) "Confidential Information" has the meaning given that term by clause 13.01;

         (d) "Effective Date" means the closing date of the Asset Purchase Agreement;

         (e) "External Disclosure" has the meaning given that term by clause 13.03;

         (f) "Improvements" means all discoveries and inventions owned by the Licensor, whether patentable or not, that consist of an improvement, addition, extension or enhancement to the subject matter of the Licensed Patents or to the Licensed Technology and relating to the within grant of License;

                  "License" has the meaning given that term by clause 2.01;

                  "Licensee" includes for the purpose of calculating Net Sales and Other Consideration any affiliates of the Licensee and any persons or entities not dealing at arm's length with the Licensee as that term is employed pursuant to the provisions of the Income Tax Act (Canada) as of the date hereof provided that the term "Licensee" does not extend to Minority or Majority Joint Ventures . For greater particularity, Net Sales and Other Consideration does not comprise payments and amounts paid by an entity comprising the Licensee to another entity comprising the Licensee;

         (i) "Licensed Technology" means the Adjuvant Technology and proteins, peptides, nucleic acids, antibodies and adjuvants and methods of production and uses described in the Licensed Patents referenced in Exhibit A including the use of Pasteurella haemolytica or Bovine Herpes Virus-1 antigens as immunological carriers, including products based upon leukotoxin carrier, GnRh or vasoactive intestinal peptide, and further includes all provisional applications, know-how, proprietary technical data, information, biological materials and reagents useful in working with the subject matter of the Licensed Patents and relating to the within grant of license which is in existence as of the Effective Date;

         (j) "Licensed Patents" means any patents that are granted pursuant to the applications referenced in Exhibit "A" or are granted pursuant to any patent application subsequently filed that is based on the Licensed Technology and includes any continuations, continuations in part, divisions, patents of additions, re-issues, renewals and extensions of such patents and patent applications and all non United States of America patents corresponding to any of the foregoing;

         (k) "Majority Joint Venture" means other than a Value Added Arrangement a partnership or joint venture arrangement between the Licensee and a third party or parties whose arrangements with the Licensee permits the use and application of the Licensed Technology and Licensed Patents for any of the following species: poultry, swine or cattle, where relative to such other parties the Licensee has not less than a 50% interest in the business, assets and profits of the partnership or joint venture and in respect of which the Licensee has provided written notice to the Licensor within a reasonable time after entering into the partnership or joint venture arrangement. For greater particularity, if the interest of the Licensee falls below 50% in the business, assets or profits for two consecutive fiscal periods then as and from the 1st day of the first of such fiscal periods the entity shall cease to be a Majority Joint Venture.

         (1) "Minority Joint Venture" means a partnership or joint venture arrangement between the Licensee and a third party or parties whose arrangements with the Licensee permits the use and application of the Licensed Technology and Licensed Patents for any of the following species: poultry, swine or cattle, but which does not constitute a Majority Joint Venture or a Value Added Arrangement hereunder.

         (m) "Major Species Sublicensee" means a person, partnership, joint venture or other entity (other than a sublicensee that constitutes a Majority Joint Venture or a Minority Joint Venture or a Value Added Arrangement) whose sublicense with the Licensee permits the use and application of the Licensed Technology for any of the following species: poultry, swine or cattle.

         (n) "Minor Species Sublicensee" means a person, partnership, joint venture or other entity (other than sublicensee that constitutes a Majority Joint Venture or a Minority Joint Venture or a Value Added Arrangement) whose sublicense with the Licensee does not extend to the use and application of the Licensed Technology for poultry, swine or cattle.

         (o) "Myostatin Product" means a Product that comprises myostatin also known as growth differentiating factor 8 (GDF-8) protein, peptide or nucleic acid.

         (P) "Net Sales" means during any particular period of time the total revenues or receipts from the sale or disposition of Products by the Licensee subject to the following inclusions or exclusions (the intent of the parties in connection with this 1.01(i) is described in the attached Exhibit "B" which
                  Exhibit is to be employed as an aid to interpretation of this provision):

                  (I) Net Sales revenues or receipts include revenues of the Licensee from invoiced sales of Product to distributors, wholesalers or other persons, but specifically not including Value Added Receipts (Herein the foregoing referred to as "Conventional Sales");

                           Net Sales revenues or receipts include revenues of the Licensee which are calculated on the basis of value added benefits realized in connection with third party commercialization including that by animal producers, breeders and processors, including those subject of a sublicense, provided that the Licensee's revenues from such sublicense are calculated and periodically payable on the basis of Licensee's share of the value-added benefits (the "Value Added Receipts"). During the application of the applicable Threshold and subject to 1.01(w), Value Added Receipts include payments and amounts that are paid to the Licensee in connection with the arrangements giving rise to the Value Added Receipts but which are not directly calculated on the basis of value added benefits . Other than during the application of the applicable Threshold, Value Added Receipts do not include payments and amounts that are paid to the Licensee in connection with the arrangements giving rise to the Value Added Receipts but are not directly calculated on the basis of value added benefits, which payments and amounts are to be included in Other Consideration. To the extent that revenues and receipts are included by virtue of them comprising Value Added Receipts, such revenues and receipts and such value added benefits on which they were calculated are not otherwise included in the calculation of Net Sales or Other Consideration hereunder;

                  (III) Other than during the application of the applicable Threshold, in respect of Majority Joint Ventures that percentage of the net sales of the Majority Joint Venture (calculated as if it were the Licensee hereunder) that the Licensee has in the profits of such Majority Joint Venture, shall be included in Net Sales hereunder and the remainder of such net sales of the Majority Joint Venture shall be excluded in the calculation of Net Sales or otherwise hereunder;

                  (IV) During the application of the applicable Threshold, in respect of Majority Joint Ventures, that percentage of the net sales of a Majority Joint Venture that the Licensee has in the profits of such applicable joint venture, shall be excluded from the calculation of Net Sales or otherwise hereunder;

                  (V) Net Sales do not include any net sales made by or royalties paid by Minor Species Sublicensees, whether or not part of a joint venture arrangement, (which royalties for greater particularity shall constitute Other Consideration for the purposes of clause 4.06(iii) herein);

                  (VI) Other than during the application of the applicable Threshold, Net Sales include the net sales (calculated as if it were the Licensee hereunder) of Minority Joint Ventures and Major Species Sublicensees (other than those constituting Majority Joint Ventures), but not including sales revenues that were included for purposes of calculation of Value Added Receipts which Value Added Receipts were included in Net Sales;

                  (VII) During the application of the applicable Threshold, Net Sales exclude the net sales of Minority Joint Ventures and Major Species Sublicensees;

                  (VIII) If Licensee shall have received separate and identifiable reimbursement or payment for delivery of Product, including delivery of Product for purposes of being given away for promotional or similar purposes, from a Majority or Minority Joint Venture or a sublicensee or, during the application of the applicable Threshold, paid to the Licensee in connection with the arrangements giving rise to the Value Added Receipts but which are not directly calculated on the basis of value added benefits, then to the extent that such reimbursement or payment has been included in the calculation of Net Sales the Licensee shall be entitled to deduct from Net Sales the cost to the Licensee for such Product calculated on the basis of the aggregate of: third party costs of manufacture incurred by the Licensee, plus the Licensee's direct labor cost, plus the Licensee's direct materials cost plus 40% percent of the direct labor and materials cost excluding third party costs. Manufacturing for the purposes of determining direct material or direct labor or third party costs of manufacturing under this Agreement includes the packaging of Product but excludes shipping, warehousing and distribution.

                  (IX) Net Sales in respect of included revenues do not include the following items to the extent that such items are separately identified on the applicable invoice:

                           (i) sales, import, export, value added and similar taxes including, but without limitation, the federal goods and services tax imposed by Part VII of the EXCISE TAX ACT, R.S.C., 1985, C. E-1, as amended and similar US or international taxes;

                           (ii)     extraordinary  packaging  and packing  costs
                                    that   relate  to  sales  to  a   particular
                                    customer and which are reimbursed by such customer;

                           (iii) shipping and delivery costs that relate to sales to a particular customer and which are reimbursed by such customer;

                           (iv) credits on returns, allowances or trades actually allowed and taken; and

                           (v)      freight and insurance charges.

                  For greater particularity, where Value Added Receipts are calculated on the basis of value added benefits realized during the production or growth of products subsequent sales of the processed Products do not comprise Net Sales hereunder whether or not the seller is a partner or joint venturer with the Licensee if the Licensee has no interest in or payment arising from such sales.

                  "Other Consideration" shall mean the aggregate of all option fees, license fees, or other cash payments, equity or other consideration of any kind that the Licensee receives in respect of sublicenses, which general definition is more fully described in clause 4.06 hereof.

         (r) "Pasteurella Technology" means the Pasteurella haemolytica technology subject of those patents related thereto and listed on attached Exhibit "A" or any continuations, continuations in part, divisions, patents of additions, re-issues, renewals and extensions of such patents and patent applications and all non United States of America patents corresponding to any of the foregoing;

         (s) "Products" means all compositions, processes, methods of use, or any part or combination thereof, that: (i) infringe any claim of a Licensed Patent; or (ii) which incorporate, are made or designed from or with the aid of Licensed Technology; or both, and "Product" is a singular reference to any one of the Products;

         (t) "Royalty" and "Royalties" has the meaning given those terms by clauses 4.01, 4.02 and 4.03;

         (u) "Term" means the period of time during which the Licensee is obligated to pay Royalties on Products pursuant to clause 2.03;

         (v) "Threshold" means, net of any applicable credits permitted the Licensee hereunder, the total average cumulative amount of $1,000,000 US per year for each calendar year from the commencement of this Agreement received by Licensor (provided that with respect to 2000 the addition to establish this amount shall be prorated to reflect such partial year) with respect to Myostatin Products (the "Myostatin Threshold"); and the total average cumulative amount of $4,000,000 US per year for each calendar year from the commencement of this Agreement received by Licensor

                  (provided that with respect to 2000 the addition to establish this amount shall be prorated to reflect such partial year) in respect to all Products (the Overall Threshold"). "Application of the applicable Threshold" means the Myostatin Threshold or the Overall Threshold, as the case may be, has been achieved and maintained with respect to a particular calendar year and "during the application of the applicable Threshold" means during the period and with respect to the calendar year that the application of the applicable Threshold continues and "other than during the application of the applicable Threshold' means any other time.

         (w) "Value Added Arrangement" means an arrangement between the Licensee and one or more third parties which may include a sublicense, where substantially all of the continuing intended compensation to the Licensee comprise payments calculated on the basis of value added benefits. In relation to a Value Added Arrangement, during the application of the applicable Threshold, initial license fees or similar up-front payments and payments made on the basis of achievement of non-sales related milestones or a singular sales related milestone are considered payments and amounts that are paid to the Licensee in connection with the arrangement for the purposes of 1.01(p)(II) and are subject of this Agreement respecting Net Sales including the provisions of 4.04. However, during the application of the applicable Threshold, payments to the Licensee received in connection with a Value Added Arrangement other than initial license fees or similar up-front payments and payments made on the achievement of non-sales related milestones or a singular sales related milestone and payments calculated on the basis of value added benefits shall be included as Other Consideration under this Agreement.

         (x) "VIDO and/or the Licensor" means for all purposes of this Agreement, other than the enforcement of this Agreement by the University of Saskatchewan and the agreements of the University of Saskatchewan under section 3.02, that separate and unique division of the University of Saskatchewan known as the Veterinary Infectious Disease Organization which currently has its principal offices, facilities and equipment located at 120 Veterinary Road on the campus of the University of Saskatchewan, has aboard of directors primarily composed of persons not employed by the Veterinary Infectious Disease Organization or the University of Saskatchewan and which is engaged in research and development.

                     ARTICLE II - GRANT AND TERM OF LICENSE

2.01 In accordance with the provisions of this agreement, the Licensor grants and the Licensee accepts an exclusive license (the "License") in all jurisdictions of the world to the Licensed Technology for the purpose of developing, producing, exploiting, using, selling or otherwise commercially exploiting, or having developed, produced, used, sold or otherwise commercially exploited, the Licensed Technology for use in non-humans, and for use in technology relating to the GDF-8 protein in both humans and non-humans BUT SPECIFICALLY EXCLUDING use of the Licensed Technology in vaccines to prevent infectious diseases.

2.02 Subject to the provisions of this Agreement, the Licensor acknowledges that:

         (a)      the License is irrevocable during the Term; and

         (b) except as herein provided, the License is exclusive to the extent of the above grant of license in all jurisdictions of the world during the Term and the Licensor shall not produce, use, sell, lease or otherwise commercially exploit within the scope of the above grant of license Products other than for its own research purposes, nor within the scope of the above grant license shall the Licensor provide any third party with Products or the Licensed Patents and Licensed Technology to any third party, other than for research and educational purposes. For greater particularity and notwithstanding the foregoing, this license is non-exclusive as to its use for diagnostic applications for Pasteurella haemolytica or Bovine Herpes Virus-1 antibodies.

If within the scope of the above grant of license, the Licensor wishes to provide a third party with Products for research and educational purposes, or to license to a third party the Licensed Patents and Licensed Technology for research and educational purposes, the Licensor shall first obtain the Licensee's written consent. The granting or withholding of such consent shall be in the Licensee's sole and absolute discretion and any such consent will be conditional, at the Licensee's option, upon the beneficiary of such research and educational license agreeing that the Licensee shall have the right to make use of any improvements conceived or developed by such beneficiary at no additional cost to the Licensee.

2.03 Royalty obligations on Products and other payments required pursuant to Article IV in each jurisdiction of the world shall come to an end upon the later of:

         (a) the expiration or invalidation of the last remaining Licensed Patents covering the manufacture, use and/or sale of such Product in such jurisdiction; or

         (b) ten (10) years from the date of first marketing such Product in such jurisdiction.

Following the expiration of the Licensee's royalty obligations in a jurisdiction pursuant to this clause, the Licensee shall be entitled to continue marketing Products and using Licensed Technology in such jurisdiction without further royalty or other payments of any description. This Agreement shall cease to be exclusive to the Licensee with respect to any jurisdiction upon the expiration of the Royalty obligations under this Agreement in such jurisdiction. Provided that prior to such expiration the Licensee may elect by notice in writing to extend its Royalty obligations at the rate(s) applicable to the circumstance where a Licensed Patent is not infringed and its other payment obligations for such period of time as may be specified in such notice and in which event the Royalty and other payment provisions herein shall be so extended and the license shall continue for such period to be exclusive to the Licensee.

2.04 The Licensor shall, upon the request of and at the expense of the Licensee, execute all further documents which may be necessary to give effect to or register this Agreement and the Licenses granted hereunder in any jurisdiction of the world.

                           ARTICLE III - IMPROVEMENTS

3.01 During the Term, the Licensor shall disclose and make available to the Licensee all Improvements which shall be dealt with in accordance with all the terms and conditions of this Agreement. If an Improvement is patentable, it shall be treated as one of the Licensed Patents, and if non-patentable, as part of the Licensed Technology.

3.02 The Licensee acknowledges that the Licensor's obligations pursuant to clause 3.01 are conditional upon VIDO's continued existence and operation. For greater particularity, Improvements made by employees of the University of Saskatchewan who are not employees of VIDO (the "University Employees") are exempt from the operation of clause 3.01.

                  The University of Saskatchewan agrees that in the event that University Employees effect discoveries and inventions which are owned by the University of Saskatchewan, whether patentable or not, that consist of an improvement, addition, extension or enhancement to the subject matter of the Licensed Patents or, to the extent the same relate to the within grant of License, the Licensed Technology, the University of Saskatchewan shall provide the Licensee with the opportunity to obtain entitlements to such discoveries and inventions for the same purposes as contemplated by this License on terms and conditions that the University would accept from a third party. If the Licensee declines to participate in such opportunity (and the License shall be deemed to have declined in the event that it has not elected to do so within such period of time as the University may reasonably determine and advise the Licensee), the University may thereafter without reference to the Licensee provide such entitlements to third parties on terms no more favorable than those offered the Licensee. The Licensee expressly acknowledges and agrees that no obligation of the University to the Licensee arises under this provision where any such discovery or invention is subject of rights or entitlements in favor of a third party. The Licensee further acknowledges that any invention or discovery arising in the course of third party funded research gives rise to an expectation (that the University views as and the Licensee agrees is an entitlement for purposes of this provision) to provide such third party with the opportunity to commercially exploit the discovery or invention. This obligation of the University shall extend for five (5) years from the Effective Date of this Agreement.

3.03 The Licensor acknowledges that Licensee may make discoveries or inventions, whether patentable or not, without the use of the Licensed Technology and which do not infringe upon the Licensed Patents, which discoveries and inventions shall be owned by the Licensee and shall be known as "Licensee Improvements," for purposes of this Agreement. Licensor also acknowledges that no payment of royalties shall be due under this Agreement with respect to such Licensee Improvements.

                              ARTICLE IV- ROYALTIES

4.01 Subject to 4.02, the Licensee shall pay to the Licensor a royalty on Net Sales (the "Royalty" or Royalties") during the Term in accordance with the following subject only to those exclusions provided for in this Agreement and as such rates may be modified by clause 4.04:

         (a) if a Product infringes a claim or claims of a Licensed Patent related to the Adjuvant Technology, the Royalty shall be ***; and

         (b) if a Product infringes a claim or claims of a Licensed Patent related to the Bovine Technology, the Royalty shall be *** and

         (c) if a Product infringes a claim or claims of a Licensed Patent related to the Pasteurella Technology, the Royalty shall be *** and

         (d) if 4.01(a) is not applicable and a Product utilizes any part of the Licensed Technology related to the Adjuvant Technology, the Royalty shall be *** and

         (e) if 4.01(b) is not applicable and a Product utilizes any part of the Licensed Technology related to the Bovine Technology, the Royalty shall be *** and

         (f)      if 4.01(c) is not applicable  and a Product  utilizes any part
                  of  the  Licensed   Technology   related  to  the  Pasteurella
                  Technology, the Royalty shall be ***

4.02 Notwithstanding 4.01, other than during the application of the applicable Threshold, with respect to Net Sales made by a Major Species Sublicensee where the Licensee is entitled to the receipt of royalties based upon Net Sales of Products made by such sublicensees (other than Value Added Receipts), the Licensee shall pay to the Licensor in respect of such Net Sales (other than Value Added Receipts) the lesser of :

         (a) *** of the royalties payable by such sublicensees to the Licensee in respect of its Net Sales; or

         (b) the amount otherwise determined pursuant to 4.01 on the basis of the Net Sales of the sublicensee.

For greater particularity, this provision 4.02 has no application to Value Added Receipts.

4.03 Notwithstanding the foregoing, a minimum royalty shall be payable as follows:

         4.03.1 in respect of calender year 2000, *** prorated for such calendar year as and from the Effective Date;

         4.03.2 in respect of calender year 2001 and 2002, *** and

         4.03.3 in respect of calendar years 2003, 2004 and 2005, *** and

         4.03.4 in respect of each calendar year thereafter, *** (collectively, the amounts referred to in 4.03.1 through 4.03.4 are referred to as "Minimum Annual Royalty").

The Licensee shall be responsible to make the Minimum Annual Royalty payments as outlined in section 4.03 in four equal quarterly installments within thirty (30) days of the end of each calendar quarter (other than in respect of the first year of this Agreement in respect of which the Minimum Royalties shall be made in two equal installments after the third and fourth calendar quarter). Notwithstanding any credits against Royalties permitted the Licensee under this Agreement, no such credits shall apply to reduce Minimum Royalties payable pursuant to this clause 4.03.

4.04 If the Royalties payable to the Licensor and/or the other royalties payable for other Product components or associated delivery systems by the Licensee would exceed seven (7%) percent for a Product, then the Royalty rates provided for in clause 4.01 shall be reduced to a point that the total royalties payable by the Licensee to the Licensor and/or such third parties do not exceed ***. The Licensee shall use reasonable efforts to ensure that any royalty reduction necessary under this clause is allocated between the Licensor and such third party in an equitable manner.

                  With respect to the Net Sales of a Minority Joint Venture or Major Species Sublicensee, the foregoing reference to Licensee shall be construed as a reference to the Minority Joint Venture or Major Species Sublicensee, as the case maybe, and not a reference to the Licensee.

                  With respect to the Net Sales of a Majority Joint Venture, the Licensee may elect to have the foregoing reference to Licensee with respect to the particular Majority Joint Venture be construed as a reference to the Majority Joint Venture in lieu of the application of this Agreement without such substitution.

                  For greater particularity, during application of the applicable threshold but subject to the provisions of 1.01(w), this provision
4.04 shall apply to payments received by Licensee in connection with arrangements giving rise to the Value Added Receipts in the manner contemplated by 1.01 (w).

                  However, under no circumstances shall the Royalty rates provided for under clause 4.01 be reduced to less than one-third (1/3) of the amount otherwise determinable under such clause in respect to Net Sales of Myostatin Products or one-half (1/2) of the amount otherwise determinable under such clause in respect of Net Sales of Products other than Myostatin Products.

 4.05 If a third party initiates any legal or administrative proceeding challenging the validity, scope or enforceability of a Licensed Patent in any country then the Licensee's royalty obligations pursuant to this Article IV shall be adjusted as if that particular Product did not infringe the claim or claims of a Licensed Patent relating to such country. If the enforceability of the claim in dispute in such proceedings is upheld by a court or other legal or administrative tribunal from which no appeal is or can be taken, then the balance of the payment that should have been made during the period of reduction shall be promptly paid by the Licensee to the Licensor with interest calculated in accordance with clause 5.05. If the claims of a Licensed Patent which cover that Product are held to be invalid or otherwise unenforceable by a court or other legal or administrative tribunal from which no appeal is or can be taken, then no such payment shall be made. The Licensee acknowledges that the foregoing constitutes the full extent of the Licensor's liability to the Licensee in the event of any such suit and is a bar to any proceedings for recovery of any other damages of any description.

 4.06 In addition to the amounts payable under 4.01 or 4.02, the Licensee shall remit to the Licensor *** (which rate is applicable other than during the application of the applicable threshold) of Other Consideration and for the purposes hereof the term "Other Consideration" shall include the following specific inclusions or exclusions (the intent of the parties in connection with this 4.06 is described in the attached Exhibit "B" which Exhibit is to be employed as an aid to interpretation of this provision):

         (i) INCLUDE other than during the application of the applicable Threshold, payments and amounts that are paid to the Licensee in connection with the arrangements giving rise to Value Added Receipts which are not directly calculated on the basis of value added benefits and during the application of the applicable Threshold the payments and amounts contemplated by
                  1.01 (w) to be included in Other Consideration PROVIDED that if other than during the application of the applicable Threshold, License shall have received separate and identifiable reimbursement or payment for delivery of Product, including delivery of Product for purposes of being given away for promotional or similar purposes, which are paid to the Licensee in connection with the arrangements giving rise to the Value Added Receipts but which are not directly calculated on the basis of value added benefits, then to the extent that such reimbursement or payment has been included in the calculation of Other Consideration the Licensee shall be entitled to deduct from Other Consideration the cost to the Licensee for such Product calculated on the basis of the aggregate of: third party costs of manufacture incurred by the Licensee, plus the Licensee's direct labor cost, plus the Licensee's direct materials cost plus 40% percent of the direct labor and materials cost excluding third party costs. Manufacturing for the purposes of determining direct material or direct labor or third party costs of manufacturing under this Agreement includes the packaging of Product but excludes shipping, warehousing and distribution.

         (ii)     EXCLUDE Conventional Sales and Value Added Receipts;

                  INCLUDE other than receipts that constitute Conventional Sales or Value Added Receipts all payments of any nature and kind including royalties on net sales made by Minor Species Sublicensees;

         (iv) In respect of Major Species Sublicensees, Other Consideration shall:

                  (A) EXCLUDE, other than during the application of the applicable Threshold, payments of royalties on net sales made by Major Species Sublicensees;

                  (B) INCLUDE during the application of the applicable Threshold, payments of royalties on net sales made by Major Species Sublicensees;

         (v) In respect of Majority Joint Ventures, Other Consideration shall:

                  (A) INCLUDE during the application of the applicable Threshold, the Licensee's share of profits of Majority Joint Ventures as of the relevant fiscal year end of the Majority Joint Venture,

                  (B) EXCLUDE during the application of the applicable Threshold, distributions to the Licensee of its proportionate share of the net operating profits of Majority Joint Ventures to the extent previously included in Other Consideration and reflected in the statements of such Majority Joint Venture as such a distribution.

                  (C) EXCLUDE other than during the application of the applicable Threshold, distributions to the Licensee of its proportionate share of the net operating profits of Majority Joint Ventures to the extent reflected in the statements of such Majority Joint Venture as such a distribution.

         (vi) In respect of Minority Joint Ventures, Other Consideration shall:

                  (A)      INCLUDE  during  the  application  of the  applicable
                           Threshold, the Licensee's share of the profits of Minority Joint Ventures as of the relevant fiscal year end of the Minority Joint Venture

                  (B) EXCLUDE during the application of the applicable Threshold, distributions to the Licensee of its proportionate share of net operating profits of Minority Joint Venturers to the extent previously included as Other Consideration and reflected in the statements of such Minority Joint Venture as such a distribution.

                  (C) EXCLUDE other than during the application of the applicable Threshold, distributions to the Licensee of its proportionate share of the net operating profits of Minority Joint Ventures to the extent reflected in the statements of such Minority Joint Venture as such a distribution.

         (vii)    Other Consideration shall:

                  (1) EXCLUDE payments made to the Licensee to fund research or development, or both, of Product(s) to the extent that such payments are used for such purposes; and

                  (2) EXCLUDE payments made for the purpose of reimbursing the Licensee for payments made to the Licensor under this Agreement or for purposes of reimbursing Licensed Patent related expenses actually incurred by the Licensee.

The Licensee shall be responsible for demonstrating to the Licensor whether any payments made to the Licensee falls within an exclusion/deduction to Other Consideration.

4.07.1 Notwithstanding any other provision to the contrary hereunder, with respect to any particular calendar year if the Licensee's required payments in either Royalties or remittances respecting Other Consideration whether in respect of Myostatin Products or sublicenses or otherwise together with all such payments in prior years are equal to or in excess of the Myostatin Threshold, then with respect to such calendar year the applicable percentage for purposes of calculating the payment under 4.06 for Other Consideration in respect of Myostatin Sublicenses shall be those applicable percentages under clause 4.01 but not to exceed in aggregate ***, provided that such calculation shall not permit the payment to the Licensor to fall below the Myostatin Threshold for such calendar year. For the purposes of this provision, a Myostatin Sublicense means a sublicense, Majority or Minority Joint Venture or Value Added Arrangement to the extent that the same is related to Myostatin Products and not other Products.

4.07.2 Notwithstanding any other provision to the contrary hereunder, if with respect to any particular calendar year if the Licensee's required payments in either Royalties or remittances respecting Other Consideration together with all such payments in prior years are equal to or in excess of the Overall Threshold, then with respect to such calendar year the applicable percentage for purposes of calculating the payment under 4.06 for Other Consideration in respect of all sublicenses shall be those applicable percentages under clause 4.01 but not to exceed in aggregate ***, provided that such calculation shall not permit the payment to the Licensor to fall below the Overall Threshold for such calendar year.

4.08 The Licensee shall pay to the Licensor all applicable goods and services or value added or similar taxes on its payments hereunder.

                    ARTICLE V - REPORTS, PAYMENTS AND ACCOUNT

  5.01 The Licensee shall make written reports and payments on account of Royalties to the Licensor within ninety (90) days of the end of each calendar quarter commencing with the first calendar quarter in which sale of Products are made in any jurisdiction by the Licensee or its sub licensees. Given the variable nature of sales revenue, it is difficult to precisely define the content of written reports to be provided to Licensor. The intent of the parties is for Licensees to provide Licensor with meaningful data that accurately summarizes the Net Sales made during the applicable calendar quarter and the calculation of the payments due to the Licensor pursuant to Article IV less any credits provided for in this Agreement. All such written reports shall be certified by a financial officer of the Licensee. The Licensor acknowledges that the Licensee may integrate its written reports provided pursuant to this clause 5.01 into and with the written reports that must be provided to the Licensor pursuant to any other license or similar agreements in force between the Licensee and the Licensor from time to time. The Licensee acknowledges that the credits against Royalties otherwise payable provided by clause 7.03 or otherwise under this Agreement shall not entitle the Licensee to reduce any payment on account of Royalties to less than fifty (50%) percent of the amount otherwise due absent any credits and that all payments previously made on account of Royalties are non-refundable under any circumstances except as permitted by clause 5.03. In addition to the foregoing financial reports within ninety days of the end of each calendar year, the Licensee shall provide the Licensor with an annual report as to the activities of the Licensee with respect to the development activities and registration of the Products activities carried on by the Licensee in such twelve month period and an updated estimate by the Licensee of the date of commencement of sales of Product.

5.02 The Licensee shall make a final written report and payment within ninety (90) days of the termination of this Agreement whether by expiration of time or otherwise.

5.03 The Licensee shall keep at its head office full, clear and accurate records of the production, sale and disposition of Products in detail sufficient to allow an audit of payments due under this Agreement for a period of three (3) years after the delivery of each written report pursuant to clause 5.01. In addition, the Licensee shall similarly maintain all records provided to it by its sublicensees and documentation required to establish Net Sales and Other Consideration hereunder including the nature, status and quantum of sales or receipts for the relevant period (including the documentation establishing the relationship of the Licensee with any payor which would constitute a Majority or Minority Joint Venture or sublicensee or a person with whom arrangements give. rise to Value Added Receipts). The Licensee shall permit such books and records to be examined from time to time by an independent accountant from an international affiliated accounting firm designated by the Licensor, and reasonably acceptable to the Licensee, for the purpose of conducting an audit of such written reports. The Licensor shall not conduct more than one (1) audit a year except as hereinafter set forth. Audits shall be conducted by the Licensor at its expense unless an audit reveals a discrepancy between the amount of payments that should have been made, and the amount of payments actually made of three (3%) percent or greater for any quarterly period. In such event, the Licensee shall pay the Licensor's audit expenses. The Licensor may thereafter conduct more than one (1) audit per year, which remedy shall be without prejudice to any other rights and remedies the Licensor may have as a result of such breach. In addition, the difference between the amount of Royalties due and the amount of Royalties actually paid shall be immediately paid to the Licensee by the Licensor, or to the Licensor by the Licensee, as the case may be, with interest thereon calculated in accordance with clause 5.05.

5.04 All amounts payable by the Licensee to the Licensor under this Agreement shall be paid in Canadian dollars. If Products are sold outside of Canada for a currency other than Canadian dollars, Net Sales shall first be determined in accordance with the currency in which such Net Sales take place and then converted into the Canadian dollar equivalent using the rate of exchange published in the WALL STREET JOURNAL on the last business day of the applicable calendar quarter. For the purpose of calculating the Thresholds in US dollars, where revenues are derived in, or financial data is maintained in, a currency other than US dollars, then the conversion method used in the prior sentence shall be applied.

5.05 All payments of whatever description owed to either party by the other under this Agreement shall bear interest at the prime rate published in the WALL STREET JOURNAL from time to time plus two (2%) percent per annum compounded monthly, not in advance from and after the due date for payment to the date of actual payment.

5.06 With respect to the application of clauses 5.04 to the sales of Products made by sublicensees where the applicable sublicense agreement contains provisions respecting conversion of funds to Canadian dollars for the purposes of determining royalties payable to the Licensee, such provisions shall supersede the provisions of clause 5.04 as regards to calculation and conversion of Net Sales.

                         ARTICLE VI - PATENT PROSECUTION

6.01 The Parties acknowledge that Licensor has granted a separate license in respect of the Licensed Technology and the Licensed Patents for use in vaccines to prevent infectious disease in non-humans but as more particularly described in such license dated for reference the 29th day of February, 2000, a copy of which has been provided to Licensee (herein the "Novartis License"). Pursuant to the provisions of Article VI and Article VII of the Novartis License, the licensee thereunder (such license, its successors and assigns herein referred to as "Novartis") has several entitlements, obligations or responsibilities including the following:

         (a) to file applications, to prosecute and maintain the Licensed Patents including additions, continuations, divisions and the like thereto;

         (a)      to discontinue prosecutions and applications and to
                         advise and provide Licensor with the option to proceed with filings, applications and prosecutions;

         (a) to regularly apprise Licensor and at Licensor's direction on a confidential basis Licensor's other licensees of the Licensed Patents of the status of patent applications and of approved patents;

         (a) to make to Licensor and at Licensor's direction on a confidential basis to other licensees of the Licensed Patents who have an interest in an application or registration respecting a Licensed Patent complete disclosure other than a disclosure which specifically relates to the license granted under the Novartis License and which does not affect such other licensee's interest in the Licensed Patent(s);

         (a) to consult with Licensor and at Licensor's direction on a confidential basis its other licensees of the Licensed Patents respecting any actions or prosecutions affecting Licensed Patents and to insure that any actions of Novartis do not adversely affect such other licensees without the prior written consent of Licensor; and

         (a) to cooperate with Licensor and at Licensor's direction on a confidential basis Licensor's other licensees of the Licensed Patents in the application, prosecution and filing of any continuations, continuations-inpart, divisions, patents of additions, re-issues, renewals and extensions, further applications or defense of the Licensed Patents desired by Licensor or affecting such other licensees provided that the same is not adverse to the rights of Novartis under the Licensed Patents. Novartis is entitled to reimbursement by Licensor of its out of pocket expenditures incurred in providing such cooperation which is to be reimbursed to Licensor by the Licensee hereunder.

         (g) Within 60 days of execution of this Agreement, Licensor will direct Novartis to supply Licensee with a copy of all patent applications and the prosecution histories of the Licensed Patents or Licensed Technology, as applicable. In addition, Licensor will direct Novartis to apprise the Licensee of the status of all patent applications included in the Licensed Patents or Licensed Technology, as applicable.

6.02 Licensor agrees with Licensee with respect to the scope of the within grant of license to:

         (1) make all directions in favour of Licensee, to Novartis as directions are contemplated by the provisions of the Novartis License, and to maintain and not withdraw such directions without Licensee's consent; and

         (2) forthwith apprise Licensee of information in its possession relating to the status of patent applications, approved patents, and infringements or suspected infringements except as restricted by the terms of the Novartis License; and

         (3) obtain Licensee's written consent prior to providing any consent or approval affecting the Licensed Patents as contemplated or requested pursuant to the Novartis License; and

         (4) to cooperate with Licensee in the application, prosecution and filing of any continuations, continuations-in-part, divisions, patents of additions, re-issues, renewals and extensions, further applications or defense of the Licensed Patents desired by Licensee (and effecting the applicable directions contemplated under the Novartis License) and to insure that Novartis does likewise to the extent to do so pursuant to the Novartis License, all subject to Licensee's obligation to reimburse Licensor and Novartis for their respective out of pocket expenditures incurred in providing such cooperation; and

         (5) to provide Licensee the opportunity to commence or continue the prosecution and maintenance of patents that Novartis may determine under its license not to make or pursue for inclusion under this License; and

         (6) not to amend Novartis License in a manner adverse to the rights and entitlements of Licensee contemplated hereunder without the Licensee's written consent.

6.03     Intentionally Left Blank

6.04 All patent applications on Licensed Technology or Improvements undertaken by Licensee in accordance with this Agreement shall be undertaken in the name and on behalf of the University of Saskatchewan. Licensee shall be responsible for all costs and expenses associated with the filing and prosecution of such applications and the maintenance fees, if any, required to maintain the Licensed Patents in full force and effect except to the extent the responsibility resides with Novartis, pursuant to the Novartis License. The selection of the patent agents chosen to prosecute applications pursued independently by Licensee shall be in the sole discretion of Licensee. Other than as contemplated by the provisions of 6.05, Licensor shall cooperate with Licensee in prosecuting such application at no expense to Licensee other than reimbursement for out-of-pocket expenses that Licensee approves prior to their being incurred.

6.05 At the request of the Licensee, Licensor shall provide such personnel as may be available to it for purposes of consultation with and presentations to governmental authorities in respect of the Licensed Patents and Licensor shall be entitled to be compensated for such participation of such personnel on the basis of a commercially reasonable consultation fee.

6.06 With respect to the Licensed Patents which are not subject of the Novartis License, the following provisions will apply:

         (a) All patent applications on Licensed Technology or Improvements undertaken by the Licensee in accordance with this Agreement shall be undertaken in the name and on behalf of the University of Saskatchewan. The Licensee shall be responsible for all costs and expenses associated with the filing and prosecution of such applications and the maintenance fees, if any, required to maintain such applications in fall force and effect. The selection of the patent agents chosen to prosecute such applications shall be in the sole discretion of the Licensee. Other than as contemplated by the provisions of 6.05, Licensor shall cooperate with the Licensee in prosecuting such applications at no expense to the Licensee other than reimbursement for out-of-pocket expenses that the Licensee approves prior to their being incurred. The Licensee's obligations under this Article VI do not extend to prosecuting appeals from decisions of the patent office of various jurisdictions throughout the world nor engaging in litigation with third parties. The Licensee shall regularly apprize Licensor and at Licensor's direction on a confidential basis Licensor's other licensees of the status of patent applications and of approved patents. The Licensee shall be entitled to reimbursement of its out of pocket expenditures incurred in providing such cooperation to other licensees.

         (b) Applications for Licensed Patents filed after the date of execution of this Agreement shall first be filed in the United States of America and the selection of other jurisdictions of the world in which any particular application is to be filed shall be in the sole discretion of the Licensee. The Licensee shall advise the Licensor of its decision in this regard within nine (9) months of the filing date of any particular application in the United States of America. With respect to applications for Licensed Patents in jurisdictions where the Licensee chooses not to file, the Licensor may file and prosecute an application at its own expense. With respect to any jurisdiction in which the Licensor obtains a patent as contemplated by this clause, the Licensee shall not have any rights under this Agreement(.) unless and until it reimburses the Licensor for the cost of obtaining such patent with interest as provided for in clause 5.05. Furthermore, the Licensor may grant a license to any third party for a patent it obtains under this clause subject to the following right of first refusal in the Licensee's favour. The Licensor shall not enter into any such license agreement with any third party within the scope of the within License without giving the Licensee at least sixty (60) days written notice which written notice shall identify the proposed licensee(s) and set forth the costs incurred by the Licensor in obtaining such patent. From and after receipt of any such written notice the Licensee may advise the Licensor in writing that it wishes to have such patent added to the Licensed Patents. Accompanying such written notice shall be a cheque in the amount stipulated in the written notice from the Licensor.

         (c) If the Licensee complies with the foregoing, such patent shall become one of the Licensed Patents and the Licensee shall be entitled to exercise all of its rights hereunder in such jurisdiction. If the Licensee fails to deliver such written notice, or advises the Licensor that it does not intend to exercise this right of first refusal, the Licensor may enter into the license agreement described in the written notice to the Licensee. However, if the Licensor does not enter into such license agreement for any reason with such proposed licensee(s), the Licensor shall not enter into any other license agreements for such patent in such jurisdiction within the scope of the within License without first again complying with this right of first refusal in favour of the Licensee.

         (d) The Licensee shall have the option of discontinuing the prosecution of an application for a Licensed Patent or not filing an application based on the Licensed Technology or any Improvement in accordance with this clause 6.06. If the Licensee's patent agents provide a written opinion to the effect that an application for a Licensed Patent does not warrant the expense of further prosecution, or that an aspect of the Licensed Technology or any Improvement (which the Licensor considers patentable) does not warrant the expense of an application the Licensee may, in its sole discretion, refuse to proceed with such prosecution or application. If the Licensee exercises such option, it shall so advise the Licensor in writing and provide the Licensor with a copy of the opinion of the patent agents on which such decision is based. The Licensor may, in its sole discretion, file and prosecute, or continue the prosecution, as the case may, of such an application. If the Licensor is successful in obtaining such patent or patents, the Licensee must reimburse the Licensor for the Licensor's costs of obtaining such patent with interest as provided for in clause 5.05 if the Licensee desires rights thereunder. Upon payment to the Licensor of its expenses, such patent or patents, as the case may be, shall become one of the Licensed Patents.

         (e) With respect to any jurisdiction in which the Licensor obtains a patent as contemplated by this clause and the Licensee chooses not to reimburse the Licensor for its costs thereof as set forth above, the Licensor may grant a license to any third party for such patent within the scope of the within License subject to the following right of first refusal in the Licensee's favour. The Licensor shall not enter into any such license agreement with any third party within the scope of the within License without giving the Licensee at least sixty (60) days written notice which written notice shall identify the proposed licensee(s) and set forth the costs incurred by the Licensor in obtaining such patent. From and after receipt of any such written notice, the Licensee may advise the Licensor in writing that it wishes to have such patent added to the Licensed Patents. Accompanying such written notice shall be a cheque in the amount stipulated in the written notice from the Licensor.


         (f) If the Licensee complies with the foregoing, such patents shall become one of the Licensed Patents and the Licensee shall be entitled to exercise all of its rights hereunder in such jurisdiction. If the Licensee fails to deliver such written notice, or advises the Licensor that it does not intend to exercise this right of first refusal, the Licensor may enter into the license agreement described in the written notice to,the Licensee. However, if the Licensor does not enter into such license agreement for any reason with the proposed licensee(s), the Licensor shall not enter into any other license agreement for such patent in such jurisdiction within the scope of the within License without first again complying with this right of first refusal in favor of the Licensee.

         (g) Licensee's patent expenditures for applications covered by this Section 6.06 shall be credited against payments on account of Royalties to a maximum of fifty (50%) percent of any payment otherwise due until Licensee has been reimbursed in full provided that such credits may not be applied to reduce Royalties below those amounts of Minimum Royalties payable pursuant to 4.03.

                ARTICLE VII - PATENT PROTECTION AND INFRINGEMENT

7.01 The Licensee and the Licensor shall promptly advise each other of any infringement or suspected infringement of the Licensed Patents by a third party. Subject to any subsequent agreement as to the conduct of any such action:

         (a) the Licensee, or its sublicensees, or both, may institute a suit and, subject to the provisions hereinafter appearing, join the Licensor as a plaintiff in which case the Licensee and its sublicensees, as the case may be, shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery whether by way of judgement, award, decree or settlement; or

         (b) if the Licensee and its sublicensees choose not to institute a suit as provided for in subclause (a) above, the Licensor may institute a suit in which case the Licensor shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery whether by way of judgment, award, decree or settlement.

If the Licensee and its sublicensees exercise their right to commence a suit, the Licensor need not consent to being nor shall it be added as a party until provided with an indemnity agreement from the Licensee and its sublicensees against all costs, expenses and damages which the Licensor may incur as a result of such cooperation. Such indemnity agreement shall be in a form satisfactory to the Licensor's solicitors and be supported by such reasonable assurances in support of such indemnity as the Licensor considers appropriate in the circumstances.

7.02 Should the Licensor or the Licensee (which includes for purposes of this clause the Licensee's sublicensees) commence a suit in accordance with clause 7.01 and subsequently elect to abandon such suit, the Licensor or the Licensee, as the case may be, shall first give timely notice to the other, who may, if it so desires, continue prosecution of such suit provided that an agreement as to the sharing of expenses and any recoveries is first arrived at.

7.03 If the Licensee institutes a suit in accordance with clause 7.01 it may deduct fifty (50%) percent of its out-of-pocket expenditures, including legal fees and disbursements, that are incurred in bringing and prosecuting such infringement action from Royalties not yet paid to a maximum amount of one-half of each payment on account of Royalties otherwise due, until such expenditures are paid in full. If the Licensee recovers profits or damages, or both, from the alleged infringer, the Licensee shall after reimbursing itself for such expenditures that it has had to bear, repay the Licensor all Royalties that have been deducted in accordance with this clause 7.03 and interest as provided for herein, up to, but not exceeding, the amount of the damages so recovered by the Licensee. However, if any such infringement suit results in an adverse judgment and all or some of the Licensed Patents are wholly or partially invalidated, Royalties shall be adjusted in accordance with clause 4.01.

7.04 Each party shall promptly notify the other in writing of any claim or action for infringement of the patent rights of any third party based on the production, use or sale of Products by the Licensee or its sublicensees.

7.05 The entitlements of the Licensee under this Article VII are limited to third party infringements of the applications subject of this Agreement.



                  ARTICLE VIII - REPRESENTATIONS AND WARRANTIES

8.01     Subject to Article IX, the Licensor represents and warrants that it:

         (a) has obtained and holds title to all such rights in the Licensed Patents and Licensed Technology as may be necessary to grant the licenses contemplated by this Agreement subject to the rights of governmental and other agencies pursuant to funding agreements that the Licensor has with such agencies; and

         (b)      and has full power and authority to enter into this Agreement.
                  (a)

                      ARTICLE IX - DISCLAIMER OF WARRANTIES

9.01 The parties acknowledge and agree that nothing in this Agreement is or shall be construed as being:

         (a) a warranty or representation by the Licensor as to whether any patents based on the Licensed Technology will issue or the validity or scope of the Licensed Patents once issued; or

         (b)      a warranty or representation by the Licensor that Products made, used, sold or otherwise disposed of by the Licensee are and will be free from infringement of patents, copyrights, trademarks or other proprietary interests of any third party; or

         (c) an obligation on the Licensor to bring or prosecute actions or suits against third parties for infringement of the Licensed Patents or other proprietary rights under any circumstances; or

         (d) the conferring of any rights to use in advertising, publicity or otherwise any trademark or the name of either the Licensor or the University of Saskatchewan or any employee, agent or person otherwise associated with either of those institutions; or

         (e) a grant by implication, estoppel or otherwise of any license to any patents or other confidential proprietary information of the Licensor other than the Licensed Patents and Licensed Technology; or

         (f) A REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, BY THE LICENSOR OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR A REPRESENTATION OR WARRANTY BY THE LICENSOR THAT IT SHALL BEAR ANY LIABILITY TO THE LICENSEE WHATSOEVER BY
                  REASON OF ANY LOSS OR DAMAGE SUSTAINED BY THE LICENSEE, ITS EMPLOYEES, OR ANY THIRD PARTY ARISING OUT OF THE PRODUCTION, USE, SALE OR OTHER DISPOSAL OF PRODUCTS OR ARISING DIRECTLY OR INDIRECTLY OUT OF THE USE BY THE LICENSEE OF THE LICENSED PATENTS AND LICENSED TECHNOLOGY OR OTHERWISE ARISING OUT OF THE GRANT OF ANY RIGHTS UNDER THIS AGREEMENT OR OUT OF THE PROVISION OF ANY INFORMATION IN CONNECTION WITH THIS AGREEMENT.

                              ARTICLE X - INDEMNITY

10.01 The Licensee shall indemnify, hold harmless and defend the Licensor and its officers, employees and agents against any and all claims arising out of the exercise by the Licensee of any of the rights granted to it under this Agreement including, without limitation, against any damages, losses or liabilities whatsoever with respect to death or other personal injury to a person or damage to property arising from or out of the use of the Licensed Patents and Licensed Technology by the Licensee, it sublicensees or its customers in any manner whatsoever or the production, use, sale, or lease of Products by the Licensee, its sublicensees or its customers in any manner whatsoever; with the exception of any damage or loss directly resulting from acts or omissions constituting bad faith, willful misfeasance, gross negligence or reckless disregard of duties under this Agreement by the Licensor or its officers, employees or agents acting in such capacity on the behalf of the Licensor.

                            ARTICLE XI - SUBLICENSING

11.01 This Agreement has been entered into so that the Licensee may commercialize the Licensed Patents and Licensed Technology by the development, production, use and marketing of Products. Accordingly, the Licensee may grant sublicenses of its rights under this Agreement and enter into contracts to have Products developed, produced, used or sold provided that all such sublicenses shall provide, amongst other things, that they come to an end immediately upon the termination of this Agreement for whatever reason.

                            ARTICLE XII - TERMINATION

12.01 This Agreement shall terminate at the Licensor's option if the Licensee is in breach of any material provision hereof and fails to remedy such breach within ninety (90) days of receipt of written notice from the Licensor of such breach.

12.02 This Agreement shall further terminate, at the option of the Licensor, if:

         (a) the Licensee files an Assignment in Bankruptcy or is adjudged a bankrupt or insolvent corporation; or

         (b) the Licensee is adjudged a bankrupt or insolvent corporation as a result of taking advantage of any law or governmental regulation relating to bankruptcy or insolvency; or

         (c) a receiver or receiver-manager for all or substantially all of the property and assets of the Licensee is appointed; or

         (d) the Licensee makes an assignment or attempted assignment for the benefit of its creditors; or

         (e) the Licensee institutes any proceedings for the winding up of its business; or

         (f) a governmental authority exercises its powers in such a way that the expropriation or confiscation of all or a substantial part of the property and assets of the Licensee occurs.

12.03 If the Licensor decides to exercise its option to terminate this Agreement pursuant to either clauses 12.01 or 12.02, it shall so exercise such option by delivering written notice to the Licensee, which written notice shall specify the effective date of termination. Termination of this Agreement shall not prejudice any other rights or remedies, whether in law or in equity, that the Licensor may have as a result of any actions by the Licensee.

12.04 The Licensee shall be entitled, at its option, to terminate this Agreement at any time by giving the Licensor a minimum of ninety (90) days written notice of its intention.

12.05    Upon termination of this Agreement,  whether pursuant to clauses 12.01,
12.02 or 12.04, the parties shall return to each other all Confidential Information with the exception of one (1) copy of each such disclosure which may be retained for record purposes. The Licensee acknowledges that upon termination of this Agreement by the Licensor for any reason other than the expiration of the Term, it shall no longer have any rights to use the Licensed Technology or infringe the Licensed Patents. Accordingly, the Licensee shall cease production of Products upon the effective date of termination and return all cell lines, reagents and other biological material obtained from the Licensor to the Licensor. With respect to the remaining stock of Products then in the Licensee's possession, the Licensor shall have the option of purchasing such remaining stock from the Licensee at and for a price equal to the price that the Licensee offers such Products to its third party customers less ten (10%) percent, or by having the Licensee destroy such remaining stock of Products, and providing proof of such destruction to the Licensor.

12.06 Surviving the termination of this Agreement, whether pursuant to clauses 12.01 and 12.02 of this Article XII or due to the expiration of time, are the appropriate provisions of Article II (Licenses), Article III (Improvements), Article IV (Royalties), Article V (Reports, Payments and Accounting), Article IX (Disclaimer of Warranties), Article X (Indemnity),
Article XII (Termination) and Article XIII (Confidentiality and Disclosures).

                 ARTICLE XIII - CONFIDENTIALITY AND DISCLOSURES

13.01 The parties acknowledge that both of them may from time to time disclose to the other (respectively referred to as the "Discloser" and the "Recipient", as the case may be) information that is confidential and proprietary, or both, to the Discloser. Such information may be disclosed orally, graphically, by way of sample or specimen or otherwise printed or recorded by any means. Accordingly, all information disclosed pursuant to this Agreement including, without limitation, all information pertaining to the Licensed Patents and Licensed Technology, shall be deemed to be confidential information (hereinafter referred to as "Confidential Information") unless the Discloser expressly indicates that it is not confidential or it falls into one of the following categories.:

         (a)      it is required to be  disclosed  by reason of judicial  action
                  after  all   reasonable   legal   remedies  to  maintain   the
                  confidentiality of such information have been exhausted; or

         (b) it is or becomes part of the public domain through no fault of the Recipient; or

         (c) it is known to the Recipient, or its permitted sublicensees prior to disclosure by the Discloser; or

         (d) it is subsequently legally obtained by the Recipient or its sublicensees from a third party under circumstances which do not constitute a breach of this Article XIII; or

         (e) it is independently developed by the Recipient outside of this Agreement and without in any way breaching this Agreement; or

         (f)      it is approved for public release by the Discloser.

13.02 Each of the parties shall use its reasonable best efforts to preserve the secrecy of Confidential Information and shall only disclose it to:

         (a) employees, or employees of permitted sublicensees who are required to know the same for performance of their duties and who have entered into appropriate confidentiality agreements; and

         (b) such Government officials as are required for the purpose of obtaining all necessary regulatory approvals for the purpose of commercializing any Product or for the filing of any patent in any jurisdiction, provided that the parties shall avail themselves of all available provisions for ensuring that such disclosures do not become public.

Neither the Licensor nor the Licensee shall submit any manuscript, abstract, or like document for written or oral publication if it includes data or other information generated and provided by the other party without first obtaining the prior written consent of the other, which consent shall not be unreasonably withheld. The contribution of each party shall be noted in all publications or presentations by acknowledgment or co-authorship, whichever is appropriate.

13.03 The Licensee recognizes that the Licensor has an obligation to publish and disseminate scientific knowledge. The Licensor recognizes that the public release of material pertaining to Licensed Technology may prejudice the possibility of obtaining letters patent for such Licensed Technology, or result in Commercially Significant Confidential Information being disclosed to a competitor of the Licensee's, or both. Therefore, during the Term, the Licensor shall make all theses, articles and similar publications of any description, and the contents of all abstracts and poster presentations which relate to the Licensed Patents or Licensed Technology, or both and Improvements (all hereinafter referred to as "External Disclosures") available for review by the Licensee within a reasonable period of time prior to submission for publication or release, as the case may be, but in any event at least thirty (30) days prior to such date. The Licensee shall review all External Disclosures to ascertain whether patentable subject matter or Commercially Significant Confidential Information is disclosed. The Licensor shall only proceed with an External Disclosure upon receiving the Licensee's consent, which consent shall be deemed to have been given if the Licensee does not respond within a period of thirty
(30) days from the date of submission to the Licensee of any particular External Disclosure. If requested by the Licensee in writing, the Licensor shall:

         (a) delay submission for publication or release, as the case may be, of any particular External Disclosure for the period of time required for a patent application to be filed, which period of time shall not exceed six (6) months without the Licensor's written consent; or

         (b)      amend such External  Disclosure so as to delete those portions
                  which   constitute   Commercially   Significant   Confidential
                  Information; or both.

         As used in clauses 13.03, 13.04 and 13.05, the term "Commercially Significant Confidential Information" means Confidential Information which, if disclosed to a commercial competitor of the Licensee's, could allow such competitor to develop or enhance its position in the market place, or to price a new product in a more competitive fashion, or to improve the price of an existing product so as to compete or improve its competitive position with respect to existing or potential the Licensee Products. Commercially Significant Confidential Information may include, by way of example and without limitation, information as to the formulation or composition of a Product, the method of formulating or combining ingredients for a Product, detailed chemical or biological structural information for a Product and its ingredients, and the method or application of a Product.

13.04 The Licensor shall use reasonable efforts to ensure that all scientific oral presentations which are made by its staff and graduate students do not contain Commercially Significant Confidential Information.

13.05 The Licensee acknowledges and agrees that clause 13.03 shall not prohibit the Licensor's personnel from disseminating general information concerning the Licensed Patents and Licensed Technology to government agencies, associations of livestock producers, other organizations or groups of whatever description who provide funding to the Licensor or who derive a direct benefit from the Licensor's research activities as long as Commercially Significant Confidential Information is not disclosed.

13.06 The Licensor recognizes that, pursuant to United States laws, the Licensee may have an obligation, under certain circumstances, to make public announcements relating to this Agreement or the development, production, exploitation, use, or sale of Products in connection with this Agreement. The parties hereby agree to abide by the applicable notice and consent provisions of
Section 13.03 above with respect to proposed disclosures to be made by Licensee. Licensor acknowledges and agrees that nothing in this Agreement shall prevent Licensee from making any disclosure to the extent required by law provided that prior notice of such disclosure is given to Licensor.

                     ARTICLE XIV - COMMERCIAL DUE DILIGENCE

14.01 The Licensor by written notice to the Licensee may make this License non- exclusive with respect to a particular Major Jurisdiction if:

         (i) the Licensee is not by the expiration of calendar year 2007 selling a Product into such Major Jurisdiction, or a New Animal Drug Application (NADA or its equivalent) for a Product has not been submitted to appropriate governmental authorities prior to the end of calendar year 2004 or if submitted has not been maintained in effect and diligently pursued from the end of calendar year 2004, or

         (iii) amounts paid hereunder by Licensee to Licensor in each of calendar years 2005 and 2006 have not exceeded $250,000 US.

For purposes of this Section 14.01, Major Jurisdictions are the United States of America (which jurisdiction includes other than for registration purposes Canada and Mexico) and Europe (which is defined as one of the EU member countries).

         The Licensor by written notice to the Licensee may make this License nonexclusive with respect to a particular jurisdiction not constituting a Major Jurisdiction if:

         (iv)     the   Licensor   has  the   right  to  render   this   License
                  non-exclusive in respect of both Major Jurisdictions, or

         (v) amounts paid hereunder by Licensee to Licensor in respect of 2007 or any subsequent calendar year is less than $500,000 and the Licensor is not selling Product into such jurisdiction.


14.02 In respect of the requirements of 14.01 (ii) to submit a New Animal Drug Application (NADA or its equivalent) for a Product to appropriate governmental authorities prior to the end of calendar year 2004, in the event that such submission has not been so effected the Licensee may obtain an extension of such date for the purposes of 14.01 of up to 12 months (to the end of 2005) provided that the Licensee can establish that:

         (i) it has substantially made such application and that the completion of such application within the period of such extension is probable, and

         (ii) the Licensee has used all due diligence in its efforts to effect the submission within the original time limits but that circumstances reasonably beyond its control prevented it from doing so, and that with due diligence on the part of the Licensee such circumstances will not in all likelihood prevent the completion of the submission within the period of the extension.

         The Licensee shall be entitled to one further extension of up to 12 months on the time limits pertaining to 14.01 (ii) provided that on such further extension the Licensee can establish the conditions referred to in (i) and (ii) above at such time. If the Licensor does not agree that the Licensee has established the foregoing such determination may be referred to arbitration.

14.03 Wherever commercially feasible to do so, the Licensee shall publicly acknowledge and shall ensure that its sublicensees publicly acknowledge, the role of the Licensor or the University of Saskatchewan, or both, in the development of Products. Prior to providing any such public acknowledgment, the Licensee shall obtain the approval of the Licensor or the University of Saskatchewan, as the case maybe. With respect to the University of Saskatchewan, the Licensee acknowledges that any such approval must be obtained from the Board of Governors in the manner stipulated by THE UNIVERSITY OF SASKATCHEWAN ACT, 1995, Statutes of Saskatchewan.

                           ARTICLE XV - MISCELLANEOUS

15.01    ASSIGNMENT

         This Agreement shall not be assigned by the Licensee in whole or in part without the prior written consent of the Licensor which consent may be unreasonably withheld provided, however, that the Licensee may, without obtaining such consent, assign, transfer, or part with any of its rights, duties, or obligations under this Agreement to any parent or subsidiary corporation of the Licensee or an affiliate of the Licensee as those terms are defined in THE BUSINESS CORPORATIONS Act (Canada), if such proposed assignee promptly executes and delivers an agreement in favour of the Licensor pursuant to which the assignee agrees to be bound by all of the terms and conditions contained in this Agreement. Furthermore, such assignee must covenant to remain during the continuance of this Agreement, a parent, subsidiary or affiliate of the Licensee, as the case may be. The Licensee acknowledges that no such assignment shall in any way affect its liabilities and responsibilities under this Agreement.

15.02    GOVERNING LAW

         This Agreement shall be construed, interpreted and applied in accordance with the laws of the Province of Saskatchewan and Canada, and the parties hereby attorn to the jurisdiction of the Courts of the Province of Saskatchewan.

15.03    NOTICES

         All notices, demands or other writings required or permitted to be given hereunder by either party hereto to the other, may be effectively given by letter, mailed by registered mail, postage prepared, addressed to:

         (a)      to the Licensor:
                  VIDO
                  120 Veterinary Road
                  University of Saskatchewan
                  Saskatoon, Saskatchewan
                  S7N OWO
                  Attention: Director

         With a copy to:
                  McKercher, McKercher and Whitmore,
                  374 3rd Avenue South, Saskatoon, Saskatchewan
                  S7K 1M5
                  Attention: L.J. Dick Batten

         (b)      to the Licensee:
                  MetaMorphix-International , Inc.
                  1450 South Rolling Road, Baltimore,
                  Maryland, United States of America, 21227
                  Attention: President

         With a copy to:
                  Shapiro and Olander,
                  Twentieth Floor, 36 Charles Street,
                  Baltimore, Maryland, 21201-3147
                  Attention: William E. Carlson

or hand delivered to the above addresses or sent by electronic means. If mailed as aforesaid, any such notice shall be deemed to have been given by the seventh
(7th) business day following the date of posting, and if delivered personally or by electronic means, on the date or delivery, provided that such date is a business day. Either party to this Agreement may change its address for service from time to time by giving notice in writing in accordance with the foregoing.

15.04    WAIVER

         The parties covenant and agree that if either party hereto fails or neglects, for any reason, to take advantage of any of the terms herein provided for its benefit, any such failure or neglect by such party shall not be, nor be deemed to be construed as waiver of any of the terms, covenants or conditions of this Agreement or the performance thereof.

15.05    NO AGENCY OR JOINT VENTURE

         This is a contract between separate legal entities and neither party is the agent of the other for any purposes whatsoever, and nothing in this Agreement does or shall directly or indirectly constitute either party to be the agent of the other.


15.06    SUCCESSORS AND PERMITTED ASSIGNS

         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any permitted assigns.

15.07    FORCE MAJEURE

         Neither party to this Agreement shall be liable to the other for failure or delay in the performance of their obligations under this Agreement, by Acts of God, regulations, or laws of any government, war, civic commotion, strike, lock-out, or labour disturbances, destruction of facilities and any materials and equipment by fire, earthquake, storm, failure of public utilities or common carriers, and any cause beyond the control of that party for the period of time that the foregoing prevents performance. The Licensee acknowledges and agrees that the foregoing does not operate so as to excuse it from prompt payment of any and all sums due by it to the Licensor pursuant to the terms and conditions of this Agreement.

15.08    ARBITRATION

         With the exception of:

         (a) a dispute arising from any breach or alleged breach of the party's obligations with respect to confidentiality; or

         (b)      a failure by the Licensee to make any payments when due; or

         (c) the exercise by the Licensor of its right to terminate this Agreement pursuant to Article XII,

the  parties  shall  submit  all  disputes   arising  under  this  Agreement  to
arbitration. The party desiring to initiate arbitration shall serve a written request on the other party.

         The party receiving such written request shall designate the locale within which arbitration is to take place. Within thirty (30) days of receipt of such written request, each party shall appoint an umpire. The arbitration shall take place in accordance with the provisions of THE ARBITRATION ACT, 1992 Statutes of Saskatchewan, or its successor legislation-in force from time to time.

15.09 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter. No representative of the Licensee or the Licensor has been authorized to make any representation, warranty or promise not contained herein. This Agreement may not be amended or modified in any manner except by written agreement executed by both of the parties.

15.10 The headings contained in this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of any section of this Agreement.

         IN WITNESS WHEREOF VIDO has hereunto affixed its corporate seal as evidence of its approval of this Agreement by the hands of its duly authorized officers in that behalf on the day and year first above written.

                                    THE VETERINARY INFECTIOUS DISEASE
                                    ORGANIZATION

                                    PER: /s/ Lorne Babiuk

                                    PER: /s/ Martel

         IN WITNESS WHEREOF the Board of Governors University of Saskatchewan has hereunto affixed its corporate by the hands of its duly authorized officers in that behalf day and year first above written.

                                    BOARD OF GOVERNORS OF THE
                                    UNIVERSITY OF SASKATCHEWAN

                                    PER: /s/ K.Wharton

                                    PER: /s/ J.Finwirth

         IN WITNESS WHEREOF MetaMorphix International, Inc. has hereunto affixed its corporate seal by the hands of its duly authorized officers in that behalf on the day and year first above written.

                                    METAMORPHIX INTERNATIONAL , INC.

                                    PER: /s/ Edwin Quattlebaum

                                    PER: /s/ Mike Thomas

                                  EXHIBIT "A"
           ATTACHED TO AND FORMING PART OF THE VIDO TECHNOLOGY LICENSE

                                  MADE BETWEEN

                         THE UNIVERSITY OF SASKATCHEWAN

                                     - AND -

                         METAMORPHIX-INTERNATIONAL INC.

PLEASE SEE ATTACHED

                                  SCHEDULE "A"
                                 VIDO TECHNOLOGY

Includes all patents and patent applications arising from U.S.A. patent application numbers 07/779/171 and 07/335,018, as listed in Robins and Associates patent series 9001-0006 and 90010016. The symbol (alpha) indicates patents for which Novartis is charged with the maintenance and prosecution under the provisions of the EXCLUSIVE LICENSE - - NOVARTIS TO BIOSTAR DATED FEBRUARY 29, 2000, and the symbol (beta) indicates patents for which MIMI is charged with the maintenance and prosecution under the provisions of this License.

A.       ROBINS AND ASSOCIATES PATENT SERIES 9001-0006

         "COMPOSITIONS AND TREATMENTS FOR PNEUMONIA IN ANIMALS"

                  o        Issued U.S. Patent No. 5,849,531 (alpha)


         "LEUKOTOXIN VACCINE COMPOSITIONS AND USES THEREOF"

                  o        Issued U.S. Patent No. 5,871,750 (alpha)

         "PASTEURELLA HAEMOLYTICA LEUKOTOXIN COMPOSITIONS AND USES THEREOF"

                  o        Issued U.S. Patent No. 5,476,657 (alpha)


B.       ROBINS AND ASSOCIATES PATENT SERIES 9001-0016


         "ENHANCED IMMUNOGENICITY USING LEUKOTOXIN CHIMERAS"

                  o        U.S. Application 08/976,566 (alpha)
                  o        U.S. Patent 5,708,155 (alpha)
                  o        U.S. Patent 5,422,110 (alpha)

         "GNRH LEUKOTOXIN CHIMERAS"

                  o        U.S. Application 09/383,912 (alpha)
                  o        U.S. Patent 5,969,126
                  o        U.S. Patent 5,723,129
                  o        U.S. Patent 5,837,268 (alpha)
                  o        U.S. Patent 6,022,960 (alpha)

                                      VIDO
                                     BIOSTAR

Patent Report by Invention                                   Printed: 01/06/2000
Reference Number: 9001-0006

COMPOSITIONS AND TREATMENTS FOR PNEUMONIA IN ANIMALS

----------------------------------------------------------------------------------------------------------------------------
COUNTRY                      REFERENCE          TYPE       FILED        SERIAL #       ISSUED       PATENT#        STATUS

                             #                                                               -
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    9001-0006.43       CEQ        05/25/1990   5662190        03/07/1994   642650         ISSUED
----------------------------------------------------------------------------------------------------------------------------
BELGIUM                      9001-0006.48       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
CANADA                       9001-0006.40       CEQ        04/06/1990   2014033        02/09/1993   2014033        ISSUED
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  9001-0006.49       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
GERMANY                      9001-0006.50       DCA        05/25/1990   909068314                   0527724        ISSUED
----------------------------------------------------------------------------------------------------------------------------
EUROPEAN PATENT CO           9001-0006.44       CEQ        05/25/1990   909068314      08/27/1997   0527724        ISSUED
----------------------------------------------------------------------------------------------------------------------------
SPAIN                        9001-0006.51       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
FINLAND                      9001-0006.45       CEQ        05/25/1990   924457                                     ABANDONED
----------------------------------------------------------------------------------------------------------------------------
FRANCE                       9001-0006.52       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM               9001-0006.53       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
ITALY                        9001-0006.54       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
JAPAN                        9001-0006.46       CEQ        05/25/1990   2507689                                    ABANDONED
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS                  9001-0006.55       DCA        05/25/1990   909068314      08/27/1997   0527724        PENDING
----------------------------------------------------------------------------------------------------------------------------
NORWAY                       9001-0006.47       CEQ        05/25/1990   P923827                                    ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0006          NEW        04/07/1989   07/335,0 18                                ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0006.20       CIP        04/05/1990   07/504,850                                 ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0006.01       CON        02/09/1993   08/015,537     12/19/1995   5,476,657      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0006.02       CON        12/14/1994   08/355,919     02/16/1999   5,871,750      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0006.10       DIV        05/31/1995   08/455,510     12/15/1998   5,849,531      ISSUED
----------------------------------------------------------------------------------------------------------------------------
WIPO                         9001-0006.41       CEQ        04/06/1990   PCT/US9O                                   ABANDONED
                                                                        /01884
----------------------------------------------------------------------------------------------------------------------------
WIPO                         900 1-0006.42      CEQ       05/25/1990    PCT/CA9O /00                               NAT PHASE
                                                                        170
----------------------------------------------------------------------------------------------------------------------------

Patent Report by Invention
Reference Number: 9001-0016

GnRH-LEUKOTOXIN CHIMERAS

----------------------------------------------------------------------------------------------------------------------------
COUNTRY                      REFERENCE          TYPE       FILED        SERIAL #       ISSUED       PATENT  #      STATUS
                             #
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    9001-0016.64       DCA        01/24/1996   4477796                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    9001-0016.84       DCA        08/08/1997   3843797                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA                    9001-0016.52       DIV                                                                PROPOSED
----------------------------------------------------------------------------------------------------------------------------
BRAZIL                       9001-0016.65       DCA        01/24/1996   P196075260                                 PENDING
----------------------------------------------------------------------------------------------------------------------------
BRAZIL                       9001-0016.85       DCA        08/08/1997   P197111236                                 PENDING
----------------------------------------------------------------------------------------------------------------------------
CANADA                       9001-0016.66       DCA        01/24/1996   2212054                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
CANADA                       9001-0016.86       DCA        08/08/1997   2262524                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
CHINA                        9001-0016.67       DCA        01/24/1996   961926805                                  PUBLISHED
----------------------------------------------------------------------------------------------------------------------------
CHINA                        9001-0016.87       DCA        08/08/1997   97197617                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
EUROPEAN PATENT CO           9001-0016.75       DCA        01/24/1996   969007962                                  PUBLISHED
----------------------------------------------------------------------------------------------------------------------------
EUROPEAN PATENT CO           9001-0016.5 1      DCA        08/08/1997   979353950                                  PENDING
----------------------------------------------------------------------------------------------------------------------------
HUNGARY                      9001-0016.68       DCA        01/24/1996   2544797                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
HUNGARY                      9001-0016.88       DCA        08/08/1997   519499                                     PENDING
----------------------------------------------------------------------------------------------------------------------------
ISRAEL                       9001-0016.89       DCA        08/08/1997   128123                                     PENDING
----------------------------------------------------------------------------------------------------------------------------
IINDIA                       9001-0016.81       CEQ        08/07/1997   2204DEL97                                  PENDING
----------------------------------------------------------------------------------------------------------------------------
JAPAN                        9001-0016.69       DCA        01/24/1996   8523847                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
JAPAN                        9001-0016.90       DCA        08/08/1997   10509192                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
NORTH KORLA                  9001-0016.91       DCA        08/08/1997   PCT/CA97/
                                                                        00559                                      PENDING
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                  9001-0016.70       DCA        01/24/1996   70551397                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                  9001-0016.92       DCA        08/08/1997   700109799                                  PENDING
----------------------------------------------------------------------------------------------------------------------------
MEXICO                       9001-0016.71       DCA        01/24/1996   976009                                     PENDING
----------------------------------------------------------------------------------------------------------------------------
MEXICO                       9001-0016.93       DCA        08/08i'1997  PCT/CA97/
                                                                        00559                                      PENDING
----------------------------------------------------------------------------------------------------------------------------
NORWAY                       9001-0016.94       DCA        08/08/1997   19990533                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                  9001-0016.72       DCA        01/24/1996   300125         04/29/1999   300125         ISSUED
----------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                  9001-0016.95       DCA        08/08/1997   333999                                     PENDING
----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES                  9001-0016.61       CEQ        02/09/1996   52321                                      PENDING
----------------------------------------------------------------------------------------------------------------------------
PHILIPPINES                  9001.0016.82       CEQ        08/08/1997   57547                                      PENDING
----------------------------------------------------------------------------------------------------------------------------
POLAND                       9001-0016.73       DCA        01/24/1996   P321704                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
POLAND                       9001-0016.96       DCA        08/08/1997   P331537                                    PENDING
----------------------------------------------------------------------------------------------------------------------------
FEDERATION OF RUSSIA         9001-0016.74       DCA        01/24/1996   97115447                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
FEDERATION OF RUSSIA         9001-0016.97       DCA        08/08/1997   99104772                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE                    9001-0016.98       DCA        08/08/1997   99004533                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
THAILAND                     9001-0016.63       CEQ        02/08/1996   029979                                     PUBLISHED
----------------------------------------------------------------------------------------------------------------------------
TURKEY                       9001-0016.99       DCA        08/08/1997   199900267                                  PENDING
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TAIWAN                       9001-0016.41       NEW        11/24/1992   81109431                                   ABANDONED
----------------------------------------------------------------------------------------------------------------------------
TAIWAN                       9001-0016.62       CEQ                                                                ABANDONED
----------------------------------------------------------------------------------------------------------------------------
TAIWAN                       9001-0016.83       CEQ                                                                ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UKRAINE                      9001-0016.50       DCA        08/08/1997   99031259                                   PENDING
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016          NEW        10/16/1991   07/779,171                                 ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.20       CIP        10/14/1992   07/960,932     06/06/1995   5,422,110      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.21       CIP        02/10/1995   08/387,156     03/03/1998   5,723,129      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.10       DIV        05/31/1995   08/455,970     01/13/1998   5,708,155      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.22       CIP        08/09/1996   08/694,865     11/17/1998   5,837,268      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.11       DIV        06/19/1997   08/878,748     10/19/1999   5,969,126      ISSUED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.01       CON        11/24/1997   08/976,566                                 PENDING
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.12       DIV        07/29/1998   09/124,49 1                                PENDING
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0016.02       CON        08/26/1999   09/383,912                                 PENDING
----------------------------------------------------------------------------------------------------------------------------
WIPO                         9001-0016.40       CEQ        10/15/1992   PCT/CA92/                                  ABANDONED
                                                                        00449
----------------------------------------------------------------------------------------------------------------------------
WIPO                         9001-0016.60       CEQ        01/24/1996   PCT/CA96/                                  NAT PHASE
                                                                        00049
----------------------------------------------------------------------------------------------------------------------------
WIPO                         9001-0016.80       CEQ        08/08/1997   PCT/CA97/                                  NAT PHASE
                                                                        00559
----------------------------------------------------------------------------------------------------------------------------

                        BOVINE HERPES VIRUS-I TECHNOLOGY

"BOVINE HERPESVIRUS TYPE 1 POLYPEPTIDES AND VACCINES"

         o        Issued U.S. Patent No. 5,151,267

"NUCLEOTIDE SEQUENCES ENCODING RECOMBINANT BOVINE HERPESVIRUS TYPE 1, GI, GILL, GIV POLYPEPTIDES

         o        Issued U.S. Patent No. 5,585,264


Non-U.S.A. counterparts to the above are listed on the attached page.

--------------------------------------------------------------------------------
               BOVINE HERPESVIRUS TYPE 1 POLYPEPTIDES AND VACCINES
--------------------------------------------------------------------------------
REF NO.(1)  COUNTRY      PATENT/APPI. NO.  STATUS
--------------------------------------------------------------------------------
5.40        Canada       1,338,069         Granted (expires 2/20/13)
--------------------------------------------------------------------------------
5.41        Canada       2,057,387         Pending (awaiting examination)
--------------------------------------------------------------------------------
5.42        PCT          PCT/CA92/00537    National Phase
--------------------------------------------------------------------------------
5.43        EP           0618814           Granted
--------------------------------------------------------------------------------
5.44        EP           98108774.5        Pending: div. of 5.43 (awaiting exam)
--------------------------------------------------------------------------------
5.45        Belgium      0618 814          Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.46        France       0618 814          Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.47        Germany      P69228944.5-08    Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.48        Ireland      0618814           Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.49        Italy        0618 814          Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.50        Netherlands  0618 814          Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.51        Spain        2,130,184         Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.52        Gr. Britain  0618 814          Granted (expires 12/11/12)
--------------------------------------------------------------------------------
5.53        Switzerland  0618 814          Granted (expires 12/11/12)
--------------------------------------------------------------------------------


--------------------------------

         Morrison and Foerster reference number in patent series 9310-0005.

                               ADJUVANT TECHNOLOGY

"ADJUVANT   FORMULATION  WITH  ENHANCED   IMMUNOGENIC   ACTIVITY,   AND  RELATED
COMPOSITIONS AND METHODS"

         o        Issued U.S. Patent No. 5,951,988

Patent Report by Invention                                   Printed: 02/17/2000
Reference Number: 9001-0023

      ADJUVANT FORMULATION WITH ENHANCED IMMUNOGENIC ACTIVITY, AND RELATED
                            COMPOSITIONS AND METHODS

----------------------------------------------------------------------------------------------------------------------------
COUNTRY                      REFERENCE#         TYPE       FILED        SERIAL #       ISSUED       PATENT#        STATUS
TABLE>
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0023          NEW        03/30/1983   08/039,990                                 ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0023.01       R82        03/04/1986   08/610,694                                 ABANDONED
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES                9001-0023.02       CON        05/03/1995   08/463,837     09/14/1999   5,951,988      ISSUED
----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"
           ATTACHED TO AND FORMING PART OF THE VIDO TECHNOLOGY LICENSE

                                  MADE BETWEEN


                         THE UNIVERSITY OF SASKATCHEWAN

                                     - and -

                         METAMORPHIX-INTERNATIONAL INC.


Please see attached

---------------------------------------------------------------------------------------------------------
           EXHIBIT B                PRE-THRESHOLD
     MANNER OF EXPLOITATION
        OF TECHNOLOGY BY
            LICENSEE                ---------------------------------------------------------------------

                                    DEFINITION OF "NET SALES"              DEFINITION OF "OTHER
        August 15, 2000             1.01(I)                                CONSIDERATION" ***
                                                                           4.06
---------------------------------
"Conventional Sales"                Stacked Royalty applies.               Not Applicable
 Conventional Sales Include
Defined 1.01(p) (I)                 Product delivery to Majority
                                    JVs, Minority JVs and
                                    sublicensees by Licensee
                                    butr qualify for cost of
                                    manufacturing deduction.

                                    1.01 (p)(I)(VIII); 4.04                4.06 (ii)

---------------------------------------------------------------------------------------------------------

"VALUE ADDED RECEIPTS"              Stacked Royalty applies                Other Consideration
and "Value Added                                                           includes all payments
Arrangements"                       Payments based on sharing              in connection with
                                    of 'valued added benefits'             arrangements giving
                                    included, however, payments            rise to Value Added
                                    not caluclated on the basis of         Receipts not
                                    value added benefits                   calculated on basis
                                    excluded                               of valude added
                                                                           benefits, however in
                                                                           respect of Product
                                                                           delivery qualify for cost
                                                                           of manufacturing
                                                                           deduction

                                                                           4.06 (I); 1.01(p)(II)
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
POST-THRESHOLD

-------------------------------------------------------------------------------

DEFINITION OF "NET SALES"                DEFINITION OF "OTHER
1.01(i)                                  CONSIDERATION" MAXIMUM
Stacked Royalty applies.                 OF *** 4.07
Conventional Sales                       Not Applicable
include Product delivery
to Majority JVs,
Minority JVs and
sublicensees by Licensee
but qualify for cost of
manufacturing deduction

1.01(p) (I)((VIII); 4.04                 4.06(i)

-------------------------------------------------------------------------------

Stacked Royalty applies                  Not Applicable

Payments based on sharing                Certain payments
of value added benefits                  (payments other than
included.  Certain payments              initial license fees or
(initial license fees or                 similar upfronnt payments
similar upfront payments and             and pyaments made on
made on the basis of                     the achievement of non-
achievement of non-sales                 sales related milestone
related milestones and a                 or a singular sales related
singular sales related mile-             milestone) not calculated
stone) not calculated on                 on basis of sharing of
basis of value added benefits            "value added benefits' are
are also included.                       included, however, in
                                         respect of Product
                                         delivery qualify for cost of
                                         manufacturing deduction.
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
           EXHIBIT B                PRE-THRESHOLD
     MANNER OF EXPLOITATION
        OF TECHNOLOGY BY
            LICENSEE

        August 15, 2000
---------------------------------------------------------------------------------------------------------
Defined 1.01 (p) (II);              1.01 (p) (II); 4.04
1.01 (w)

---------------------------------

"MAJORITY JOINT                     Inclusion in Net Sales of              Licensee receipt of
VENTURE" (50%+)                     Licensee % share of                    Other Consideration
Has to extend by                    Majority JV Net Sales                  applies, however Other
arrangement (whether                                                       Consideration does not
or not sublicense) to               Royalty is the lower of Stated         include distributions of
Major Species - specifi-            royalty or Stacked Royalty             Licensee's share of
cally excludes Value                by reference to Joint Venture          accounting income
Added Arrangements                  royalty load

Defined 1.01(k); 1.01(w)            1.01(p)(III); 4.04                     4.06(v)C

---------------------------------

A majority interest in a            Same as Other Sublicense               Same as Other
JV (50%+) in a Minor                Minor Species                          Sublicnse - Minor
Species is not accorded                                                    Species
special consideration
and falls into Minor
Species Sublicense
category

---------------------------------

"MINORITY JOINT VENTURE"            Stacked Royalty to be paid             Other Consideration
(-50%)                              on Minority JV Net Sales               applies: however,
Has to extend by                                                           Other Consideration
arrangement (whether                                                       does not include
or not sublicense) to                                                      Licensee share of
Major Species -                                                            profit as earned from
specifically excludes                                                      JV or distributions of
Value Added                                                                Licensee shares of
Arrangements                                                               accounting income.
Defined 1.01(1)                     1.01(p)(VI); 4.04                      4.06 (vi) C


-------------------------------------------------------------------------------
POST-THRESHOLD

-------------------------------------------------------------------------------
1.01(w); 4.04;                           1.01(w); 4.06 (I)
1.01(p)(II), (VIII)

-----------------------------------------

Joint Venture Net Sales                  Stated Royalty applies
attract no payment obligation -
Applies only Pre-Threshold               Other Consideration receipt
                                         includes Licensee share of
                                         profit as earned from
                                         Majority JV, and that income
                                         when distributed is
                                         excluded

                                         4.06(v)(A); 4.06 (v) (B).




Sames as Other Sublicense -              Same as Other Sublicense -
Minor Species                            Minor Species







Joint Venture Net Sales                  Stated Royalty applies
attract no payment obligation -
Applies only Pre-threshold

                                         only Pre-Threshold Other
                                         Consideration receipt
                                         includes Licensee share of
                                         profit as earned from
                                         Majority JV, and that income
                                         when distributed is excluded



                                         4.06 (vi)(A); 4.06(vi)(B)

---------------------------------------------------------------------------------------------------------
           EXHIBIT B                PRE-THRESHOLD
     MANNER OF EXPLOITATION
        OF TECHNOLOGY BY
            LICENSEE


        August 15, 2000
---------------------------------------------------------------------------------------------------------
A minority JV (-50%) in             Sames as Other Sublicense-             Same as Other
Minor Species is not                Minor Species                          Sublicense - Minor
accorded special                                                           Species
consideration and falls
into Minor Species
Sublicense category

---------------------------------

"MAJOR SPECIES                      Required payment is the                Other Consideration
SUBLICENSE" -                       LESSER OF:                             applies: provided
specifically excludes               *** of Licensee's                      royalty payments made
Majority and Minority JV            entitlements, or, (ii) Stacked         by Major Species
and Value Added                     Royalty, on Major Species              Sublicense are
Arrangements                        Sublicensee's Net Sales                EXCLUDED from
                                                                           other Consideration

Defined 1.01 (m)                    4.02; 4.04                             4.06 (iv) (A)


---------------------------------

"MINOR SPECIES                      No payment obligation                  All receipts are Other
SUBLICENSE"                                                                Consideration and
 - not a Majority or                                                       include royalties paid
Minority Joint venture or                                                  by Minor Species
Major Species                                                              Sublicensee.
Sublicensee or Value
Added Arrangements

1.01 (n)                                                                   4.06 (iii)
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
POST-THRESHOLD

-------------------------------------------------------------------------------
Same as Other Sublicense -               Same as Other Sublicense -
Minor Species                            Minor Species






Sublicensee Net Sales attract            Stated Royalty applies
no payment obligation -
Applies only Pre-Threshold               Other Consideration receipt
                                         includes royalty payments
                                         made by Major Species


1.01(p)(VII)                             4.06 (iv) (B)



No payment obligation                    All receipts re Other
                                         Consideration and include
                                         royalties paid by Minor
                                         Species Sublicensee




1.01 (p) (V)                             4.06 (iii)
-------------------------------------------------------------------------------


COMMENTS:

Stated Royalty      =  aggregate of individual Technology royalties set out in
                       4.01, SUBJECT TO 4.07

Stacked Royalty     =  Stated Royalties as affected by the provisions of 4.04

Other Consideration =  as defined 1.01 (w) (option fees, license fees, other cash payments, equity or other consideration of any kind, if received from sublicensee) as modified by the specific provisions of 4.06; 1.01(p)(II); 1.01(w)

Agreement references noted